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                                                               EXHIBIT 10.01
                                 FIRST AMENDMENT
                                     TO THE
                             BENEFIT ADJUSTMENT PLAN
                                       OF
                             COMSHARE, INCORPORATED
              (AS AMENDED AND RESTATED EFFECTIVE NOVEMBER 6, 1998)



         Pursuant to Resolutions adopted by the Board of Directors of Comshare, Incorporated (the "Company") on February 3, 1999, the Company's Benefit Adjustment Plan is hereby amended by the addition of a new Section 7.03, as set forth below.


                  SECTION 7.03 OPTIONAL INSTALLMENT PAYMENT FORM. In lieu of receiving a distribution from a Participant's vested Deferred Compensation and Company Contribution Accounts in the form of one lump-sum payment, a Participant may submit a written request to the Plan Administrator for distributions in the form of monthly installments for a period of time designated in writing by the Participant but not to exceed 10 years. The written election shall be irrevocable and must be submitted to the Plan Administrator not less than six months, nor later than the calendar year, prior to the Participant's separation from service with the Company. In the event of a Participant's death prior to payment of any or all installments, the installments shall be paid to the Participant's designated Beneficiary. If no Beneficiary is designated, or if the Beneficiary predeceases the Participant, the value of any remaining installments shall be paid in one lump-sum payment to the Participant's estate. Notwithstanding the foregoing, upon the occurrence of a Change in Control, a Participant's vested Deferred Compensation and Company Contribution Accounts (or the value of any remaining installments if payments have commenced) shall be paid to the Participant (or the Participant's Beneficiary, as applicable), in one lump-sum payment.



                  THIS FIRST AMENDMENT is hereby executed on this the 3rd day of February, 1999.



                                       COMSHARE, INCORPORATED

                                       By:  /s/ Kathryn A. Jehle
                                            ----------------------------------
                                            Kathryn A. Jehle
                                            Senior Vice President,
                                            Chief Financial Officer
                                            Treasurer and Assistant Secretary

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